January 29, 2015 Conference Call Presentation to Discuss 2014’s Financial Results and the National Bancshares Merger Exhibit 99.1

Disclosure Statement
Forward-Looking Statements
This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company's current expectations regarding our business strategies and their intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as "will," "would," "should,"
"could," or "may."
Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company's failure to integrate National Bancshares and First National Bank in accordance with expectations; deviations from performance expectations related to National Bancshares and First National Bank; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company's subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and
other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.
Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the
Company's behalf. The Company assumes no obligation to update any forward-looking statements.

Additional Information for Stockholders
In connection with the proposed merger, Farmers will file with the Securities and Exchange Commission ("SEC") a
Registration Statement on Form S-4 that will include a joint proxy statement and a Farmers prospectus, as well as other relevant documents concerning the proposed transaction.
SHAREHOLDERS OF FARMERS AND NATIONAL BANCSHARES AND OTHER INVESTORS ARE URGED TO
CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED IN THE REGISTRATION
STATEMENT ON FORM S-4, WHICH FARMERS WILL FILE WITH THE SEC IN CONNECTION WITH THE
PROPOSED MERGER, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT FARMERS,
NATIONAL BANCSHARES, THE MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE
PROPOSED MERGER AND THEIR INTERESTS IN THE PROPOSED MERGER AND RELATED MATTERS.
The respective directors and executive officers of Farmers and National Bancshares and other persons may be deemed to be participants in the solicitation of proxies from National Bancshares and Farmers shareholders with respect to the proposed merger. Information regarding the directors and executive officers of Farmers is available in its proxy statement filed with the SEC on March 19, 2014. Information regarding directors and executive officers of National
Bancshares is available on its website at http://www.discoverfirstnational.com/. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by Farmers through the website maintained by the SEC at
http://www.sec.gov.
Copies of
the documents filed with the SEC by Farmers will be available free of charge on Farmers' website at
https://www.farmersbankgroup.com.

Introduction
$842
$970
$1,031
$1,035
$1,118
$1,142
$1,141
2008 2009 2010 2011 2012 2013 2014
Total Average Assets Up 36% Since 2008
History of Acquisition and
Business Development
2009 Acquired the Butler Wick Trust
Company
2010 Created Farmers National Insurance
2012 Rolled Out Private Client Services
2013 Acquired National Associates
Farmers has become a leading, diversified financial institution with a history of stable growth and profitability
•
•
•
•

Farmers – 2014 Business Highlights
•
Record year for Wealth Management
–
Farmers Trust Company revenues up 9%
–
Farmers National Investments commissions  increased 13%
–
Farmers National Insurance revenues up 24%
•
Online and Mobile Banking Enhancements
•
Total dividends paid during 2014
–
$2.2 million, or 25% of net income
•
Repurchased 150,868 shares  during the 2014 fourth quarter at a cost of $1.2 million, combined with third quarter odd-lot program reduced total outstanding shares by 2%
1
January 1, 2014 to December 31, 2014 gross dealer commissions
1

Farmers – 2014 Financial Highlights
• 128 consecutive quarters of profitability
•
Net income per diluted share for year ended December 31, 2014 was $0.48, a 17.1%
improvement over 2013
• Efficiency ratio for 2014 improved to 70.24%, compared to 74.82% for 2013
• Loans increased 5.3% since December 31, 2013
• Nonperforming assets to total assets remain at low levels, 0.76% at December 31,
2014
• Nonperforming assets declined to $8.6 million from $9.3 million
• Tangible book value per share up 13.9% to $6.23 from $5.47
•
Tier 1 capital ratio to average assets of 10.02% in  2014 compared to 9.36% in 2013

FARMERS NATIONAL BANC CORP.

Up 5.3%
$631
$664
12/31/2013
12/31/2014

Down 5 Bps
0.81%
0.76%
12/31/2013
12/31/2014

Up 14.0%
$13.0
$14.8
12/31/2013
12/31/2014

Down 2.3%
$39
$38
12/31/2013
12/31/2014

7 Farmers – 2014 Financial Results Loan Growth ($M) Loan Quality (NPA/Total Assets) Noninterest Income excluding Security Gains ($M) Noninterest Expense ($M)

Euclid
Cleveland
New Lyme
West Vernon
Lorain
Parma
Elyria
Greenvi
Strongsville
Twinsburg
Grafton
Brunswick
Warren
Hermitage
Medina
Akron
Austintown
Youngstown
New London
Barberton
Boardman
New
Alliance
Union
Ashland
Green
Wooster
Canton
East Fairfield
Beave
Massillon
Shreve
Salineville
East Liverpool
Millersburg
New Philadelphia
Weirton
ount Vernon
Uhrichsville
Brilliant
Mount Leba
© 2015 SNL Financial LC. All rights reserved.
© 2014 Nokia © 2014 Microsoft Corporation

Creates Prominent NE Ohio Franchise
8 (1) Community Banks defined as those with assets less than $20.0 billion.  Northeast Ohio includes area codes 216, 330 and 440
(2) Based on FMNB’s stock price of $7.66 on January 28, 2015.
Source: SNL Financial
FMNB Branches
NBOH Branches
Pro Forma Highlights
Branches 33
Assets $1.7 Billion
Loans $1.1 Billion
Deposits $1.3 Billion
Market Cap $196 Million
2
Creates the third largest community bank
1
by asset size headquartered in Northeastern
Ohio
Complementary business lines & compelling
cultural fit
– Combines NBOH’s strong loan growth
with Farmers’ wealth management
resources and strong capital base
– Highly compatible cultures with similar
strategies, customer focus and strong
service and community orientation
Enhanced board of directors and
management team bringing strengths and
best practices from both sides
Catalyst for additional growth opportunities
Strategic Rationale
•
•
•
•

Transaction Overview

• Each shareholder of NBOH will elect to receive $32.15 per share in cash or 4.034 shares of FMNB, subject to 80% of the shares being exchanged for stock and 20% for cash
Structure/Consideration
• $74.0 million based on FMNB’s 20-day volume weighted
average price of $7.97 as of January 26, 2015
• Deal value/tangible book value of 155%
1
• Deal value/ LTM Earnings of 12.5x
1
• Core deposit premium of 6.8%
1,2
Purchase Price
• FMNB will add two NBOH directors to its Board of Directors:
James R. Smail & Howard J. Wenger
• Mark Witmer to join FMNB as Senior Executive Vice President,
Chief Community Banking Officer
Board/Management
• Customary regulatory approvals and shareholder approvals of both FMNB and NBOH
• Estimated close 1
st
half of 2015
Required Approvals/
Timing
(1)
Deal pricing metrics based on aggregate $74.0 million deal value and NBOH 12/31/14 financials
(2)
Core deposit premium defined as aggregate deal value less NBOH’s tangible equity divided by NBOH’s deposits less time deposits > $100k

•
Maintains community bank in Wayne County
•
Combined Company synergies
–
Wealth Management
–
Agricultural lending
–
Mortgage lending/operations
•
Increases legal lending limit
•
Develops deeper comprehensive platform for banking
•
Maintains similar cultures
•
Creates greater liquidity for shareholders

Partnership – Selecting Farmers

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.67%
0.30%
0.77%
0.84%
0.82%
0.87%
0.90%
0.94%
1.02%
1.14%
1.22%
1.23%
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

CAGR: 23%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$226
$244
$259
$269
$279
$289
$311
$328
$343
$363
$388
$403
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

CAGR: 31%
6,000
5,000
4,000
3,000
2,000
1,000
-
$2,612
$2,811
$4,115
$5,904
2011
2012
2013
2014

•
High performing Northeastern Ohio
community bank with 2014 ROAA of 1.16%
•
Compounded annualized growth rate for
gross loans of 23% since Q1 2012
•
Net income compounded annualized growth
rate of 31% from 2011FY to 2014FY

National Bancshares Corporation
Overview
Gross Loans ($M)
ROAA
Net Income (000’s)
Source: SNL Financial and internal management reports

2014 A Record Year
•
•
•
•
NBOH 2014 Financial Highlights
National Bancshares achieved record net income, return on average assets, return on average equity, loan balances, deposit balances and efficiency ratio in 2014
Total assets at December 31, 2014 were a record $529.6 million compared to
$476.2 million at December 31, 2013
Total loans were $402.6 million as of December 31, 2014 which represents more than twice the amount when compared to year-end 2010
Growth was primarily due to an increase in one-to-four family residential loans, farmland and agricultural production loans and consumer loans

•
Farmers welcomes NBOH Board members Jim Smail and Howard Wenger as new
FMNB Board Members to help provide leadership and guidance in the Wayne County market
•
Mark Witmer, CEO of National Bancshares Corporation and First National Bank, is a
capable and respected leader and has agreed to join Farmers as Senior Executive Vice
President, Chief Community Banking Officer
•
Mark has assembled a successful and loyal management team with which Farmers is pleased to partner
•
Since Mark joined as CEO in January 2012, NBOH has seen impressive growth:
•
We are pleased to offer continued employment to key management personnel and virtually all of NBOH’s lenders, business development and customer-facing personnel

Talented Management and Staff
NBOH Historical Performance
($M)
FYE 2011 FYE 2014 CAGR
Loans $217 $403 23%
Deposits $341 $418 7%
ROAA 0.66% 1.16% -
ROAE 6.39% 11.92% -
Net Income $2.6 $5.9 31%

Due Diligence Summary
•
Estimated loan mark of $4.4 million (107%
of reserves) as of 12/31/14
– 4.0x coverage of non-performing
loans as of 12/31/14
•
Write-down of OREO of $74k (10%)
•
Write-down of fixed assets of $837k
•
Write-up of loans of $913k (rate)
•
Write-up of deposits of $576k (rate)
•
Assumes 25% cost savings, 65% in 2015
and 100% thereafter
•
After-tax, one-time merger charges are
estimated at $3.5 million
Modeling Assumptions
•
Comprehensive due diligence process
•
Two tiered credit due diligence process
completed by senior management and 3
rd
party
loan review team
•
Analyzed credit files, underwriting
methodology and policy and portfolio
management processes
•
FMNB’s credit reviews focused on the largest
relationships, adversely classified assets and
watch list loans
•
Both organizations use the same core
processing vendor and share the same outside
audit firm
•
NBOH completed comparable reverse due
diligence on FMNB

Pro Forma Loan Portfolio

FMNB NBOH Pro Forma
Source: Preliminary company reports as of 12/31/14; excludes loans held for sale.
Note: Pro forma composition excludes purchase accounting adjustments.
(1)
(2)
MRQ Yield On Loans:
4.35%
MRQ Yield On Loans:
4.90%
MRQ Yield On Loans:
4.69%
Loans ($000)
Construction & Land $          20,217 3.0%
Residential Mortgage 147,197 22.2%
Home Equity 31,255 4.7%
Commercial Real Estate 207,756 31.3%
C & I 120,150 18.1%
Consumer & Other 137,277 20.7%
Total $        663,852 100.0%
Loans ($000)
Construction & Land $          47,835 4.5%
Residential Mortgage 232,078 21.8%
Home Equity 71,951 6.7%
Commercial Real Estate 348,341 32.7%
C & I 182,158 17.1%
Consumer & Other 184,134 17.3%
Total $     1,066,497 100.0%
Loans ($000)
Construction & Land $          27,833 6.9%
Residential Mortgage 126,830 31.5%
Home Equity 40,087 10.0%
Commercial Real Estate 114,551 28.4%
C & I 62,702 15.6%
Consumer & Other 30,642 7.6%
Total $        402,645 100.0%
Includes loans secured by farmland.
Includes agricultural production loans.
3.0%
22.2%
4.7%
31.3%
18.1%
20.7%
Construction & Land Residential Mortgage
Home Equity Commercial Real Estate
C & I Consumer & Other
4.5%
21.8%
6.7%
32.7%
17.1%
17.3%
Construction & Land Residential Mortgage
Home Equity Commercial Real Estate
C & I Consumer & Other
Construction & Land Residential Mortgage
Home Equity
Commercial Real Estate1
C & I2 Consumer & Other
6.9%
31.5%
28.4%
7.6%
15.6%
10.0%
1
2

Pro Forma Deposit Mix

FMNB NBOH Pro Forma
Source: Preliminary company reports as of 12/31/14.
Note: Pro forma composition excludes purchase accounting adjustments.
MRQ Cost Of Deposits:
0.31%
MRQ Cost Of Deposits:
0.41%
MRQ Cost Of Deposits:
0.38%
Deposits ($000)
Noninterest-bearing Deposits $184,697 20.2%
IB Demand, Savings & MMDA 524,054            57.2%
Retail Time Deposits 125,156            13.7%
Jumbo Time Deposits 81,796               8.9%
Total 915,703 $         100.0%
Deposits ($000)
Noninterest-bearing Deposits 218,748 $         16.4%
IB Demand, Savings & MMDA 845,487            63.4%
Retail Time Deposits 155,649            11.7%
Jumbo Time Deposits 114,151            8.6%
Total 1,334,035 $      100.0%
Deposits ($000)
Noninterest-bearing Deposits $          34,051 8.1%
IB Demand, Savings & MMDA 309,578 74.0%
Retail Time Deposits 40,192 9.6%
Jumbo Time Deposits 34,511 8.2%
Total $        418,332 100.0%
20.2%
57.2%
13.7%
8.9%
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits
16.4%
63.4%
11.7%
8.6%
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits
Noninterest-bearing Deposits
IB Demand, Savings & MMDA
Retail Time Deposits
Jumbo Time Deposits
8.1%
74.0%
9.6%
8.2%

FARMERS NATIONAL BANC CORP.

Strong Earnings Contribution

Balance Sheet Impact

Pro Forma Ownership

Favorable Financial Metrics

(1) Tangible book value per share earnback period defined as number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share (“crossover”)
• Farmers expects the transaction to be accretive to
2016 earnings per share by over  20% assuming fully
phased in cost savings
• Estimated internal rate of return  in  excess of 20%
• Manageable level of tangible book value dilution
earned back in approximately 4 years using the
“crossover” method of calculation
1
• Estimated tangible common equity/tangible assets of
approximately 9% at close
• NBOH shareholders will own approximately 28% of
the combined company enabling both sets of
shareholders to benefit from the synergies of the
merger

Summary Highlights
•
Creates a leading Northeastern Ohio community banking franchise with added scale, enhanced profitability and growth potential
•
Strong regional presence and brand recognition with outstanding customer service
•
Financially compelling: >20% EPS accretion in 2016 and >20% IRR with manageable TBV earnback
•
Attractively valued pro forma company with significant upside potential
•
Strong capital base provides flexibility with respect to growth and capital management
•
Creates a combined company which combines the best practices and personnel of both institutions